Promissory Note

          $241,000.00                          Dated:  October 12, 2000

         For value received, Lorilei Communications, Inc., a Florida corporation (hereinafter referred to as the "Maker"), promises to pay to the order of AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Exchange Act and a current principle address at The Crystal Corporate Center; 2500 North Military Trail, Suite 225-C; Boca Raton, Florida 33431 (the "Payee" or "AmeriNet"), the principal sum of $241,000.00 heretofore loaned by AmeriNet to the Maker as described in exhibit 0.1 annexed hereto and made a part hereof, with interest at the annualized rate of 8%, on demand at any time after December 31, 2000, subject to acceleration or forfeiture, as hereinafter described, in lawful money of the United States at the Payee's address or at such other address as may be designated by the Payee.

                                      Terms

1.       Forfeiture, Prepayment & Acceleration

(a)      This Note may be prepaid by the Maker at any time without penalty.

(b) The Maker and any endorsers of this Note agree to waive demand, notice of non-payment, and protest, and in the event suit shall be brought for the collection hereof or the same has to be collected by the demand of an attorney, to pay reasonable attorney's fees for making such collection.

2.       Collateral

(a) This Note is secured by all of the Assets described in exhibit 2(a) annexed hereto and made a part hereof (the"Collateral"), none of which may be transferred, conveyed, hypothecated or encumbered in any manner without the payee's prior written consent until this Note is fully paid.

(b) The Maker has executed UCC Forms 1, as required to perfect the security interest established hereby in the State of Florida.

3.       Representations & Warranties

         The Maker hereby represents, warrants and covenants that:

(a) No material adverse change in the business or the financial condition of the Maker since the date of the latest financial information furnished by the Maker to AmeriNet has occurred, other than as heretofore disclosed to AmeriNet's chief financial officer;

(b) All acts, conditions and things (including, without limitation, the making of any required filings, recordings or registrations) required to be done or performed and to have happened pursuant to this Note have been done and performed;

(c) All corporate, and legal proceedings and all documents and instruments in connection with the authorization of the this Note, this Note and all related instruments and ancillary documentation thereto will be delivered to AmeriNet and its legal counsel concurrently with the execution of this Note and AmeriNet will be immediately provided with all information and copies of all other related documents and instruments, including records of corporate proceedings, which AmeriNet and its legal counsel may reasonably have requested in connection therewith, such documents and instruments, where appropriate, to be certified by proper corporate, or governmental authorities; and

(d) AmeriNet will be immediately provided with the duly executed originals of the Forms UCC-1 and this Note and all related ancillary documentation thereto and delivered in connection therewith, and copies or originals of all other documents, agreements and instruments relating to any aspect of the transactions required hereby to including evidence of insurance coverage of the Collateral required by AmeriNet.

4.       Mandatory Prepayment in the Event of Loss; Loan Repayment.

(a) The Maker shall keep all of the Collateral fully insured under all risk insurance policies acceptable in form and substance to the Payee, such insurance to be in an amount adequate to fully replace all the Collateral in the event of its damage or loss.

(b) In the event that the Collateral shall be lost, stolen, destroyed, damaged or rendered unfit for normal use, or in the event of any condemnation, confiscation, seizure, or requisition of title to or use of the Collateral, the Maker agrees to immediately make available any insurance proceeds for the exclusive purpose of replacing the Collateral; if, however, the Maker elects not to repair or replace the Collateral within 10 days of the Maker's receipt of the insurance proceeds, all insurance proceeds shall be applied to a then mandatory prepayment of this Note.

5.       Place of Payments.

         Payment of principal, interest and other sums due or to become due with respect to this Note are to be made at the office of principal executive offices of AmeriNet in Boca Raton, Florida, or such other place as AmeriNet shall designate to the Maker in writing, in lawful money of the United States of America in immediately available funds.

6.       Late Payments & Other Charges.

(a) If any amount due with respect to the payment of this Note is not paid when the same shall be due, the Maker will, unless excused, on a specific case by case basis, in writing by AmeriNet, pay interest on any such overdue amount at the highest rate permitted by law until the date such amount is paid.

(b) The Maker shall pay or cause to be paid, in addition to all other amounts payable hereunder:

         (1) Premiums for insurance required to be obtained in connection with the Loans and the Collateral;

         (2) Fees paid for filing documents in public offices in connection with the transactions contemplated hereby; and

         (3) Actual expenditures, including reasonable attorney's fees, for proceedings to collect this Note or to enforce, preserve and protect the Collateral (as such term is defined herein) and the rights and interest of AmeriNet therein.

7.       Rights and Powers with Respect to the Collateral.

         The Maker hereby authorizes AmeriNet to do every act and thing in the name of the Maker which AmeriNet may deem advisable to enforce effectively its rights and interest in and to the Collateral and the maker hereby irrevocably appoints AmeriNet its true and lawful attorney, with full power of substitution and revocation, to demand, enforce, collect, receive, receipt and give releases for any funds due or to become due under or arising out of or with respect to, any of the Collateral and to endorse all checks and other instruments, and to do and take all such other actions relating to any of the Collateral, to file any claims or institute any proceedings with respect to any of the foregoing which AmeriNet deems necessary to advisable and to compromise any such demand, claim or action.

8.       Assignments, Encumbrances, Transfers.

(a) The Maker will not, without the prior consent of AmeriNet, assign or transfer any of its rights to or sell, dispose or otherwise grant any interest in or to any of the Collateral, or create, incur or suffer to exist any lien, charge, mortgage, security interest or encumbrances upon any of the Collateral, except the lien of AmeriNet created by this Note; provided, however, that Maker may sell, transfer or otherwise dispose of its ownership interest or grant a lien, charge, mortgage, security interest to encumbrance in and to the Collateral if such sale, transfer, or other disposition or grant of lien, charge, mortgage, security interest or encumbrance is expressly made subject and subordinate to AmeriNet's first priority security interest as created by this Note and the Maker's buyer, transferee of lien holder acknowledges AmeriNet's first priority security interest in and to the Collateral by executing and delivering to AmeriNet such acknowledgment, provided that, AmeriNet shall have previously given its consent and approval as to such buyer or transferee, which consent and approval may be withheld for any reason.

(b) In the event of any conveyance, foreclosure or other disposition of collateral without AmeriNet's consent, then the entire principal balance under all Loans and guarantees, together with all accrued interest shall be immediately due and payable.

9.       Further Representations and Warranties.

      The Maker hereby represents, warrants and covenants that:

(a) As of the date of this Note it is not insolvent within the meaning of applicable state and federal law;

(b) It is a corporation duly organized and validly existing in good standing under the laws of the State of Florida and that it has full power and authority to enter into this Note, respectively, and to consummate the transactions contemplated hereby and thereby;

(c) This Note, the assignments and the granting of the security interests provided for herein have been duly authorized by all necessary corporate action and hereby and thereby constitute legal, valid and binding obligations of the Maker, enforceable in accordance with their respective terms;

(d) The making and performance by the Maker of the obligations undertaken under this Note, and any related documents and the transactions contemplated hereby and thereby do not contravene any provisions of law applicable to it and do not conflict or are not inconsistent with, and will not result (with or without the giving of notice or both) in a breach of or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon the Collateral pursuant to the terms of any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease guarantee or other instrument to which it is a party or by which it may be bound or to which its properties may be subject;

(e) All sales, use, property or other taxes, licenses, tolls, inspection or other fees, bonds, permits or certificates which were or may be required to be paid or obtained in connection with the acquisition of the Collateral will have been, or when due will be, paid in full or obtained;

(f) The Maker has good, valid and marketable title to the Collateral free and clear of all liens, claims and encumbrances, other than a lien in favor of Yankees pursuant to the terms of the revolving loan agreement between AmeriNet and Yankees, a copy of which has been filed with the Securities and Exchange Commission, and, the specific liens and encumbrances disclosed in exhibit 9(f) annexed hereto and made a part hereof (the "Pre-existing Liens");

(g) At least concurrently with the date of this Note AmeriNet will have a perfected continuing first priority security interest in and to all the Collateral, except with reference to the Pre-existing Liens, in which case the continuing security interest shall be inferior only to the Pre-existing Liens; and

(h) The Maker has not entered into any understanding or agreement, (oral or in writing) relating to the transactions contemplated herein, or any other transactions contemplated or permitted by this Note with any person or entity which understanding, agreement or other writing would, in the determination of AmeriNet, affect the Collateral in any manner whatsoever or any of the rights or interests of AmeriNet with respect thereto.

10.      Default;  Remedies.

         In the event:

(a) Of a failure of the Maker to pay any amount when due hereunder for a period of 10 days after written notice by AmeriNet to the Maker;

(b) Of a failure by the Maker to perform any agreement or undertaking under this Note or any other agreement or document given to evidence or secure any of this Note;

(c) Any warranty, representation, covenant or agreement made by the Maker to AmeriNet under this Note relating to any related document or this Note proves to be incorrect or untrue in any material respect at the time when made;

(d) The Maker shall become insolvent or cease doing business as a going concern or become unable to pay its debts generally as such debts become due, or a petition or order for relief under the bankruptcy laws or insolvency laws or for reorganization, composition, adjustment, or other relief of debtors under any law is filed by or against the Maker and such petition is not dismissed within 30 days, or the Maker makes an assignment for the benefit of creditors, or a receiver or liquidator is appointed for the Maker, or a court of competent jurisdiction orders the winding up or liquidation of the affairs of the Maker;

(e)      The Maker is dissolved;

(f) A major shareholder's interest in the corporation shall be conveyed, foreclosed upon or transferred in any manner, without the Payee's prior consent; or

(g) Any person, entity or governmental instrumentality shall make a claim against the Maker or any part of the Collateral;

(each of the events referred to in the foregoing Subsections (a) through (g) being hereinafter referred to as a "Default"), then, in any such event, AmeriNet may accelerate the full amount of this Note in which event such amount will become immediately due and payable by the Maker without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and AmeriNet may pursue all of the rights and remedies with respect to the Collateral accruing to AmeriNet hereunder or by operation of law as a secured creditor under the Uniform Commercial Code or other applicable law and all such available rights and remedies, to the full extent permitted by the law, shall be cumulative and not exclusive.

11.      Application of Proceeds.

         Upon enforcement of this Note, all funds received upon the foreclosure and liquidation of the Collateral shall be applied by AmeriNet as follows:

(a) To the payment of all costs, expenses, liabilities and compensation of AmeriNet (including fees and expenses of its agents and legal counsel) incurred or accrued in connection with any action or proceeding brought by AmeriNet or in connection with the maintenance, sale or other disposition of the Collateral or any portion thereof.

(b)      To the payments of all amounts then due and payable on this Note.

(c) To the payment of any surplus then remaining to the Maker or other person legally entitled thereto.

12.      Receipt of Funds by the Maker.

         Notwithstanding the granting to AmeriNet of a first priority security interest in and to the Collateral, and a first lien on the capital stock of the Maker, if, at any time while this Note remains unsatisfied, the Maker shall receive any amount representing funds due, or proceeds of, any of the Collateral, such sums shall be held by the Maker in trust for AmeriNet and shall be immediately paid by the Maker to AmeriNet in the form so received, together with any necessary endorsement thereon.

13.      Further Assurances.

         The Maker agrees to execute and deliver to AmeriNet, or cause to be executed and delivered to AmeriNet, such further instruments and documents as may be reasonably requested by AmeriNet to carry out fully the intent and accomplish the purposes of this Note, and the transactions referred to herein and therein, and to protect and maintain the first priority security interest of AmeriNet in and to the Collateral.

14.      Financials.

         The Maker hereby represents, warrants, and covenants to AmeriNet that it will cause to be delivered to AmeriNet as soon as practicable:

         (a) but in any event within 90 days after the end of each fiscal year, statements of earnings and retained earnings and changes in its financial position for such year, and its balance sheet at the end to such fiscal year, setting forth in each case in comparative form the corresponding figures of the previous annual audit, all in reasonable detail and certified by, and accompanied by a report or opinion of, independent certified public accountants of recognized standing acceptable to AmeriNet, and

          (b) within 45 days after the end of each fiscal quarter, its statements of earnings and retained earnings and changes in financial position for such fiscal quarter, and its balance sheet at the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures of the previous quarterly audit, all in reasonable detail and prepared in accordance with generally accepted accounting principles and certified by the Maker's Chief Financial Officer.

18.      Miscellaneous.

(a)      No Waiver; Cumulative Remedies.

         (1) No failure or delay on the part of AmeriNet in exercising any right, power or privilege hereunder or under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (2) No right or remedy in this Note is intended to be exclusive but each shall be cumulative and in addition to any given AmeriNet at law or in equity; and the exercise by AmeriNet of any one or more of such remedies shall not preclude the simultaneous or later exercise by AmeriNet of any or all such other remedies. No express or implied waiver by AmeriNet of any future or subsequent Default.

         (3) To the extend permitted by law, the Maker waives any rights now or hereafter conferred by statute or otherwise which limit or modify any of AmeriNet's rights or remedies under this Note.

(b)      Notices.

         All notices, requests and demands to or upon any party hereto shall be deemed to have been duly given or made when deposited in the United States mail, first class postage prepaid, addressed to such party at such address as may be hereafter designated in writing by such party to the other Party hereto.

(c)      Payment of Expenses and Taxes; Performance by AmeriNet of Maker's
         Obligations.


         (1)      The Maker agrees to pay all:

                  (A) Costs and expenses of AmeriNet in connection with the negotiation, preparation, execution and delivery of this Note and the other documents relating hereto, including, without limitation, the reasonable fees and disbursements of counsel to AmeriNet;

                  (B)      Fees and taxes in connection  with  the  recording of
                           this  Note  or  any  other  document  or   instrument
                           required hereby; and

                  (C) Costs and expenses of AmeriNet in connection with the enforcement of this Note including all legal fees and disbursements arising in connection therewith.

         (2) The Maker also agrees to pay, and to indemnify and hold AmeriNet harmless from any delay in paying: all taxes, including without limitation, sales, use, stamp and personal property taxes (other than any corporate income, capital, franchise or similar taxes payable by AmeriNet with respect to the payments made to AmeriNet hereunder or thereunder); and, all license, filing, and registration fees and assessments and other charges, if any, which may be payable in connection with the execution, delivery and performance of this Note, or any modification thereof.

         (3) If the Maker fails to perform or comply with any of its agreements contained herein and AmeriNet shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of AmeriNet incurred in connection with such performance or compliance, together with interest thereon at the highest rate legally permitted shall be payable by Maker to AmeriNet on demand and until such payment shall constitute part of this Note secured hereby.

(d)      Survival of Representations and Warranties.

         All representations and warranties made in this Note and any documents delivered pursuant hereto or thereto shall survive the execution and delivery of this Note.

(e)      Amendments.

         This Note may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of a change, waiver, discharge or termination is sought.

(f)      Counterparts.

         This Note may be executed by the parties hereto on any number of separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

(g)      Headings.

         The headings of the Sections and Paragraphs are for convenience only, are not part of this Note and shall not be deemed to effect the meaning or construction of any of the provisions hereof.

(h)      Successors or Assigns.

         This Note shall be binding upon and inure to the benefit of Maker and AmeriNet and their respective successors and assigns, except that Maker may not assign or transfer its rights or obligations hereunder or any interest herein without the prior written consent of AmeriNet.

(i)      Construction.

         This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida.

(j)      Severability.

         If any provision or any portion of any provision of this Note, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Note or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

(k)      Number and Gender.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties, or their personal representatives, successors and assigns may require.

(l)      Jurisdiction.

         (1) The Maker hereby irrevocably consents and agrees that any legal action, suit or proceeding arising out of or in any way related to this Note or the transactions contemplated hereby, shall be instituted or brought in a forum, either legal or arbitral, in Palm Beach County, Florida, and by execution and delivery of this Note, the Maker hereby irrevocably accepts and submits to, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of any such tribunal, and to all proceedings in such tribunal.

         (2) The Maker irrevocably consents to service of any summons and/or legal process by registered or certified United States air mail, postage prepaid, to Maker at the address set forth in any filing with the Florida Department of State or the Securities and Exchange Commission, such method of service to constitute, in every respect, sufficient and effective service of process in any such legal action or proceeding.

         (3) Nothing in this Note shall affect the right to service of process in any other manner permitted by law or limit the right of AmeriNet to bring actions, suits or proceedings in the courts or tribunals of any other jurisdiction.

         (4) The Maker further agrees that final judgment against it in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of the Maker's liability.

(m)      License.


         This form of Note is the property of The Yankee Companies, Inc.. The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without The Yankee Companies, Inc.'s prior written permission is prohibited.

               *                      *                      *


     IN WITNESS WHEREOF, the Maker has executed this instrument, effective as of the 12th day of October, 2000.

Signed, Sealed & Delivered
         In Our Presence:
                                                    Lorilei Communications, Inc.
------------------------

________________________                      By:      /s/ Lawrence R. Van Etten
                                               Lawrence R. Van Etten, President

                                              Attest:  /s/ Vanessa H. Lindsey
                                                 Vanessa H. Lindsey, Secretary

                                   Exhibit 0.1
                 Schedule of Money Loaned to Lorilei by AmeriNet


Date                                  Amount Loaned
5/15/00                               $95,000.00
5/18/00                               $5,000.00
6/30/00                               $7,000.00
7/6/00                                $20,000.00
7/7/00                                $3,000.00
7/11/00                               $7,000.00
8/3/00                                $10,000.00
8/4/00                                $7,000.00
8/9/00                                $10,000.00
8/21/00                               $10,000.00
8/25/00                               $10,000.00
8/29/00                               $5,000.00
9/5/00                                $12,000.00
9/11/00                               $8,000.00
9/20/00                               $4,000.00
9/21/00                               $11,000.00
10/5/00                               $17,000.00
Total Loaned as of 10/5/00            $241,000.00

                                  Exhibit 2(a)
                       Legal Description of the Collateral

     The information  reflected in Exhibit 1.1 (W), Material Contracts;  Exhibit
1.1 (Z), Legal Description of Real Property and Improvements; Schedule 1.1 (Y), Work Orders, of the Asset Purchase Agreement between AmeriNet Group.com and Lorilei Communications, Inc. is incorporated herein.


                                  Exhibit 9(f)
                             The Pre-existing Liens

     The  information  reflected  in Exhibit  1.1(C),  The Assumed  Liabilities;
Schedule 2.1(B)(2), Excluded Liabilities, or the Asset Purchase Agreement between AmeriNet Group.com and Lorilei Communications, Inc. is incorporated herein.